UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003
(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ARKR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, Ark Restaurants Corp.’s (the “Company”, “we” or “us”) agreements with the Bryant Park Corporation (the “Landlord”) (a private non-profit corporation that operates and maintains Bryant Park under agreements with the City of New York Department of Parks & Recreation), for the Bryant Park Grill and the Bryant Park Café expired on April 30, 2025 and for The Porch at Bryant Park expired on March 31, 2025. In July of 2023 (for the Bryant Park Grill and the Bryant Park Café) and September of 2023 (for The Porch at Bryant Park), the Company received requests for proposals (the "RFPs") from the Landlord to which we responded on October 26, 2023. The agreements offered under the RFPs for both locations were for new 10-year agreements, with one five-year renewal option. In the second quarter of 2025, the Landlord stated publicly that it had selected a new operator for the Bryant Park Grill, the Bryant Park Café and The Porch at Bryant Park. However, to the best of our knowledge, no agreements between the Landlord and the selected operator have received the approvals of either the City of New York Department of Parks & Recreation or the New York Public Library, of which both approvals are required before any new lease can become effective.
Management has been working with outside advisors to assist the Company's efforts to ensure that the RFP awards process was both fair and transparent and to enforce the Company's right of first lease under the Company's lease agreements in connection with the Bryant Park Café. On March 28, 2025, the Company filed a complaint in New York State Supreme Court (the "New York Action"), alleging among other things, that the bid process conducted by the Landlord was defective, failed to comply with the provisions of the agreements underlying the Landlord’s right to operate Bryant Park and violated applicable law; that a lease was being awarded to a lower bidder with a limited, unsuccessful track record in the hospitality business; and that the award of the lease for the Café violated the Company's right of first lease. As part of the relief sought in the New York Action, the Company requested that the court declare that, under the circumstances presented, the Landlord was required to accept—and should have accepted — its submitted bids. In addition, on March 28, 2025, the Company also filed a motion for a preliminary injunction in court to enjoin the Landlord from commencing legal proceedings to evict the Company from the Bryant Park Grill, the Bryant Park Café and The Porch at Bryant Park premises. On April 24, 2025, the Court denied the motion. The Company filed a notice of appeal of the ruling. The Company has received from the Landlord a “notice to quit” the premises and for the Company to terminate its tenancy. On June 16, 2025, the Company filed an amended complaint in the New York Action, adding a cause of action for age discrimination by the Landlord in its selection of a new operator for the Bryant Park Grill, the Bryant Park Café and The Porch at Bryant Park. On June 26, 2025, the Landlord filed counterclaims against the Company in the New York Action seeking, among other things, to eject the Company from the Bryant Park Grill, the Bryant Park Café and The Porch at Bryant Park. On July 16, 2025, the Company moved to dismiss eight of the fourteen counterclaims filed by the Landlord. On July 29, 2025, the Landlord filed a motion to require the Company to make monthly use and occupancy payments in connection with the Bryant Park Grill, the Bryant Park Café and The Porch at Bryant Park during the pendency of the case. On August 13, 2025, the Court issued a decision requiring the Company to make the use and occupancy payments demanded by the Landlord during the pendency of the case. Given that the Company had made and will continue to make all payments pursuant to the relevant leases while it continues to operate the restaurants, it did not substantively oppose the Landlord’s motion or appeal the Court's decision. On December 8, 2025, the Court dismissed the Landlord’s claims for declaratory judgment, unjust enrichment, and tortious interference.
On January 9, 2026, the Landlord moved for summary judgment, seeking dismissal of the Company’s claim and judgment in its favor on its counterclaims, for ejectment, breach of contract, and use and occupancy. The Company cross-moved for summary judgment, seeking judgment in its favor on its causes of action for enforcement of its right of first lease and its cause of action for age discrimination.

By decision dated June 18, 2026, the Court granted summary judgment in favor of the Company with respect to its claim for the Landlord’s breach of contract of the lease for the Bryant Park Grill and the related right of first lease for the Bryant Park Café. The Court ruled that the Company is entitled to money damages to be determined in a future trial. The Court did not grant the Company specific performance nor did it preclude the Landlord’s claim for ejectment. The Court granted the Landlord’s motion for summary judgment with respect to its claims for ejectment, use and occupancy, and breach of contract concerning the lease for the Bryant Park Café and the license for The Porch at Bryant Park, ruling that the Landlord may seek damages for use and occupancy in a future trial. The Court dismissed the remainder of the Company’s claims.
The Company intends to file a Notice of Appeal related to the portions of the above decision which are adverse to the Company. The filing of the Notice of Appeal will result in an automatic stay of eviction pending determination of the appeal. The Company will be required to file an undertaking for the period of time the appeal is likely to take to be determined. The amount of the undertaking will be determined by the Court.
The Company is unable to predict the outcome of this matter at this time. The uncertainty related to this dispute has had, and is expected to continue to have, a material adverse impact on our business, financial condition, and results of operations while the dispute is litigated and if we are unable to prevail in the above actions and/or are unable to extend or renew these leases on favorable terms, if at all.
Certain statements in this this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Such statements include, but are not limited to, the Company’s intention to file a Notice of Appeal, the expected effect of such filing, including an anticipated stay of eviction pending appeal, the Company’s expected obligation to file an undertaking and the amount and duration thereof, and the expected continued impact of the dispute on the Company’s business, financial condition and results of operations. Such forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) risks relating to the timing and outcome of the appeal, (ii) whether any stay of eviction will be available or remain in effect, (iii) the amount and terms of any undertaking or other court-ordered payments, (iv) the possibility of additional adverse rulings, (v) the Company’s ability to remain in possession of and continue operating the premises, (vi) the Company’s ability to extend or renew the relevant leases on favorable terms, if at all, and (vii) the risk that the dispute may continue to have a material adverse effect on the Company’s business, financial condition and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

By:	/s/ Michael Weinstein
Name: Michael Weinstein
Title: Chief Executive Officer

Date: June 26, 2026